OPTICAL SECURITY GROUP, INC.
PROFORMA FINANCIAL STATEMENTS


Acquiring Company: Optical Security Group, Inc. ("OpSec") (U.S. domicile) Acquired Company: OpSec Pasternak & Partner GmbH ("OPP") (German domicile)
Closing Date:    December 10, 1996
Effective Date:  November 1, 1996


Audited Periods Reported by OPP:
-------------------------------
A. Fiscal year ended December 31, 1995 (Company formed May 22, 1995 and commenced operations in August, 1995);
B.   10 month period ended October 31, 1996.


SCHEDULE 1           OPP HISTORICAL INCOME STATEMENT (IN DEUTSCHE MARKS)
----------
                                                   Period Ended
                                           ---------------------------
                                           December 31,    October 31,
                                               1995            1996
                                           ---------------------------
Sales                                       4,392,408       3,335,839
Gross margin                                1,212,519         787,895
Net operating income (loss)                   409,242         (46,352)
Net income before tax                         420,101          (4,639)
Income tax expense (benefit)                  190,072             505
Net income (loss)                             230,029          (5,144)


SCHEDULE 2           OPP HISTORICAL INCOME STATEMENT (IN US$)
----------
                                                   Period Ended
                                           ---------------------------
                                           December 31,    October 31,
                                               1995            1996
                                           ---------------------------
Sales                                       2,855,065       2,168,295
Gross margin                                  788,137         512,132
Net operating income (loss)                   266,007         (30,129)
Net income before tax                         273,066          (3,015)
Income tax expense (benefit)                  123,547             328
Net income (loss)                             149,519          (3,344)

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SCHEDULE 3           OPSEC HISTORICAL INCOME FOR SIMILAR PERIODS
----------
                                            Six Month      Nine Month
                                           Period Ended   Period Ended
                                           December 31,   September 30,
                                              1995            1996
                                           ---------------------------
Sales                                       4,826,517       6,533,021
Gross margin                                1,511,572       2,387,599
Net operating income (loss)                    17,721          95,057
Net income before tax                          33,821         152,364
Income tax expense (benefit)                   49,862        (134,653)
Net income (loss)                             (16,041)        287,017
Net income available for common               (16,041)        245,214
EPS - Primary                                  ($0.01)          $0.08
EPS - Fully Diluted                               n/a           $0.06
Shares - Primary                            3,023,282       3,023,282
Shares - Fully Diluted                            n/a       3,813,500


SCHEDULE 4           ADJUSTMENTS & ELIMINATIONS UPON CONSOLIDATION
----------
                                           Period Ended   Period Ended
                                           December 31,   September 30,
                                              1995            1996
                                           ---------------------------
Sales Elimination                          (2,066,928)     (1,502,839)
Compensation decrease                             n/a        (177,000)
Goodwill Amortization                         170,000         227,000
Interest Expense                               30,000          40,000
Income tax expense (benefit)                 (123,547)           (328)


SCHEDULE  5          PROFORMA CONSOLIDATED INCOME STATEMENTS
-----------
                                           Period Ended   Period Ended
                                           December 31,   September 30,
                                              1995            1996
                                           ---------------------------
Sales                                       5,614,654       7,198,477
Gross margin                                2,299,709       2,899,731
Net operating income (loss)                   113,728          14,928
Net income before tax                         106,887          59,349
Income tax expense (benefit)                   49,862        (134,653)
Net income (loss)                              57,025         194,001
Net income available for common                57,025         152,198
EPS - Primary                                   $0.02           $0.04
EPS - Fully Diluted                             $0.01           $0.04
Shares - Primary                            3,501,220       3,501,220
Shares - Fully Diluted                      4,280,168       4,280,168

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SCHEDULE 6           OPP BALANCE SHEET AT OCTOBER 31, 1996
----------
                                               Stated         Stated
                                               in DM          in US$
                                           ---------------------------
Current assets                                342,465         222,602
Fixed assets, net                             118,041          76,727
Intangible assets                             149,934          97,457
                                           ---------------------------
                                              610,440         396,786
                                           ===========================

Current liabilities                           360,555         234,361
Long-term obligatins                                -               -
Common stock                                   25,000          16,250
Retained earnings                             224,885         146,175
                                           ---------------------------
                                              610,440         396,786
                                           ===========================


SCHEDULE 7           OPSEC BALANCE SHEET AT SEPTEMBER 30, 1996
----------

Current assets                                              6,359,387
Fixed assets, net                                             546,084
Goodwill, net                                               1,178,529
Other assets                                                1,132,600
                                                           -----------
                                                            9,216,600
                                                           ===========

Current liabilities                                         1,309,537
Long-term obligations                                          42,078
Common stock                                                   15,173
Preferred stock                                                    75
Paid in capital                                            14,196,675
Retained earnings                                          (6,346,938)
                                                           -----------
                                                            9,216,600
                                                           ===========


SCHEDULE 8           CONSOLIDATED BALANCE SHEETS AND PURCHASE ADJUSTMENTS
----------
                                   Combined         Purchase       Consolidated
                                   Balance         Adjustments        Balance
                                  ----------------------------------------------
Current assets                     6,581,989       (1,300,000)        5,281,989
Fixed assets, net                    622,811                            622,811
Goodwill, net                      1,178,529        5,035,032         6,213,561
Other assets                       1,230,057          (97,457)        1,132,600
                                  ----------------------------------------------
                                   9,613,386        3,637,575        13,250,961
                                  ==============================================

Current liabilities                1,543,898                          1,543,898
Long-term obligations                 42,078        1,000,000         1,042,078
Common stock                          31,423          (16,250)           15,173
Preferred stock                           75                                 75
Paid in capital                   14,196,675        2,751,282        16,947,957
Retained earnings                 (6,200,763)         (97,457)       (6,298,220)
                                 -----------------------------------------------
                                   9,613,386        3,637,575        13,250,961
                                 ===============================================